UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

Digital River, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9625 West 76th Street, Suite 150, Eden Prairie, MN		55344
(Address of principal executive offices)		(Zip Code)

(952) 253-1234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of July 1, 2005, Digital River, Inc. (the “Company”) entered into an employment agreement with Carter D. Hicks, in connection with his retirement from the position of the Company’s Chief Financial Officer. Under the terms of the agreement, Mr. Hicks will continue as a non-executive employee of the Company until June 30, 2006.  A copy of the employment agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the appointment of Thomas M. Donnelly as the Company’s Chief Financial Officer, as more fully described in Item 5.02, below, the Compensation Committee of the Board of Directors approved, effective July 1, 2005, an annual base compensation of $250,000 for Mr. Donnelly.  A copy of Mr. Donnelly’s employment offer letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Mr. Donnelly is eligible to participate in the Company’s employee benefits and equity incentive plans, and will enter into a standard form of the Company’s indemnification agreement for executive officers.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  As previously announced on April 27, 2005, Carter D. Hicks, the Company’s Chief Financial Officer, retired from his executive position with the Company effective as of July 1, 2005.

(c)  Effective as of July 1, 2005, the Company appointed Thomas M. Donnelly, its Vice President of Finance and Treasurer, as the Company’s new Chief Financial Officer.  Mr. Donnelly, 41, has served as the Company’s Vice President of Finance and Treasurer since February 1, 2005.  Prior to joining the Company, from June 2004 to January 2005, Mr. Donnelly was an independent consultant, primarily for Net Perceptions, Inc.  From March 1997 to May 2004, Mr. Donnelly held various financial positions, most recently those of Chief Operating Officer and Chief Financial Officer, of Net Perceptions, Inc.  Mr. Donnelly has a BA degree in economics from St. Olaf College.

Mr. Donnelly does not have any family relationship with any director or executive officer of the Company.  Effective July 1, 2005, pursuant to his employment arrangement with the Company, Mr. Donnelly’s annual base compensation will be $250,000.  Mr. Donnelly also previously received equity incentive compensation in the form of stock options to purchase, in the aggregate, up to 125,000 shares of the Company’s common stock, each subject to a four-year vesting, under the Company’s equity incentive plans.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Employment Agreement between Digital River, Inc. and Carter D. Hicks.
99.2	Employment Offer Letter between Digital River, Inc. and Thomas M. Donnelly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.

Date: July 5, 2005	By:	/s/ Thomas M. Donnelly
Thomas M. Donnelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement between Digital River, Inc. and Carter D. Hicks.
99.2	Employment Offer Letter between Digital River, Inc. and Thomas M. Donnelly.